UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K12B

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

Sarepta Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14895	93-0797222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street

Suite 7

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(857) 242-3700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On June 6, 2013, Sarepta Therapeutics, Inc. (the “Company”) changed its state of incorporation from the State of Oregon to the State of Delaware (the “Reincorporation”) pursuant to an Agreement and Plan of Merger (the “Plan of Merger”). As used herein, the “Company” refers to Sarepta Therapeutics, Inc., an Oregon corporation (“Sarepta Oregon”), at all times prior to the effectiveness of the Reincorporation and refers to Sarepta Therapeutics, Inc., a Delaware corporation (“Sarepta Delaware”), upon and after the effectiveness of the Reincorporation.

The Reincorporation was accomplished by filing (i) Articles of Merger with the Oregon Secretary of State, (ii) a Certificate of Merger with the Delaware Secretary of State and (iii) an Amended and Restated Certificate of Incorporation (the “Delaware Certificate of Incorporation”) with the Delaware Secretary of State. In connection with the Reincorporation, the Company’s Board of Directors adopted new bylaws (the “Delaware Bylaws”), effective as of June 6, 2013.

The Reincorporation was previously submitted to a vote of, and approved by, the Company’s stockholders at the Company’s 2013 Annual Meeting of Shareholders held on June 4, 2013. Upon the effectiveness of the Reincorporation:

•

the affairs of the Company ceased to be governed by Oregon’s corporation laws, the affairs of the Company became subject to Delaware’s corporation laws and the Company’s prior Articles of Incorporation and prior Bylaws were replaced by the Delaware Certificate of Incorporation and Delaware Bylaws;

•

the Company (i) is deemed to be the same entity as Sarepta Oregon for all purposes under the laws of Delaware, (ii) continues to have all of the rights, privileges and powers of Sarepta Oregon, except for such changes that result from being subject to Delaware law and becoming subject to the Delaware Certificate of Incorporation and Delaware Bylaws, (iii) continues to possess all of the properties of Sarepta Oregon and (iv) continues to have all of the debts, liabilities and obligations of Sarepta Oregon;

•	each outstanding share of Sarepta Oregon’s common stock converted to an outstanding share of Sarepta Delaware common stock;

•

each outstanding option, warrant or other right to acquire shares of the Company’s Oregon common stock converted to an outstanding option, warrant or other right to acquire shares of the Company’s Delaware common stock;

•

each employee benefit plan, incentive compensation plan or other similar plan of Sarepta Oregon continues to be an employee benefit plan, incentive compensation plan or other similar plan of the Company; and

•	each director or officer of Sarepta Oregon continues to hold his or her respective office with the Company.

The foregoing description of the Reincorporation, Delaware Certificate of Incorporation, Delaware Bylaws and Plan of Merger does not purport to be complete. The summaries included herein are qualified in their entirety by reference to the full text of the Delaware Certificate of Incorporation, Delaware Bylaws and Plan of Merger, copies of which are filed herewith as Exhibits 3.1, 3.2 and 2.1, respectively, and are incorporated herein by reference. Certain rights of the Company’s stockholders were changed as a result of the Reincorporation. A more detailed description of the Delaware Certificate of Incorporation and Delaware Bylaws and the changes in rights of the Company’s stockholders as a result of the Reincorporation is set forth in Proposal No. 2 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “Commission”) on April 30, 2013, which is incorporated in its entirety herein by reference.

In connection with the Reincorporation, the Company approved a revised form of its common stock share certificate, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s board of directors (the “Board”), upon recommendation of its compensation committee of the Board, previously approved, subject to shareholder approval, the Company’s Amended and Restated 2011 Equity Incentive Plan (the “Restated Plan”)

and the 2013 Employee Stock Purchase Plan (the “ESPP”). At the 2013 Annual Meeting, the Company’s shareholders approved the Restated Plan and the ESPP.

The terms and conditions of the Restated Plan and ESPP are described in Proposal Nos. 3 and 4, respectively, of the Company’s Definitive Proxy Statement for the Annual Meeting of Shareholders (the “2013 Annual Meeting”) on June 4, 2013, filed with the Commission on April 30, 2013. The Company’s executive officers are eligible to participate in the Restated Plan and ESPP. The Restated Plan and ESPP are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are incorporated by reference herein.

As previously disclosed, Michael A. Jacobsen, former Vice President, Finance of the Company has worked for the Company on an interim basis to help maintain business continuity during the Company’s transition to its new principal executive offices in Cambridge, Massachusetts. In accordance with the Retention and Severance Benefits Letter Agreement, a copy of which was filed as Exhibit 10.3 the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2013, Mr. Jacobsen’s employment with the Company ceased effective May 31, 2013.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under Item 3.03 is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Company’s 2013 Annual Meeting on June 4, 2013 and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter. The matters voted upon were as follows:

1.	The election of three Group II directors for two-year terms.

Name of Nominee	For	Withheld	Broker Non-Votes
M. Kathleen Behrens, Ph.D.	15,153,250	1,110,681	10,786,552
Anthony Chase	15,660,738	603,193	10,786,552
John Hodgman	15,795,642	468,289	10,786,552

Pursuant to the foregoing votes, the nominees listed above were elected to serve on the Board. There were no additional director nominations brought before the meeting.

2.	Approval of a proposal to change the Company’s state of incorporation from Oregon to Delaware.

For	Against	Abstain	Broker Non-Votes
16,022,127	194,988	46,816	10,786,552

Pursuant to the foregoing votes, the proposal to change the Company’s state of incorporation from Oregon to Delaware was approved.

3.	Approval of an amendment and restatement of the 2011 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
13,657,685	2,440,195	166,051	10,786,552

Pursuant to the foregoing votes, the proposal to amend and restate the 2011 Equity Incentive Plan was approved.

4.	Approval of a new 2013 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
15,725,325	375,408	163,198	10,786,552

Pursuant to the foregoing votes, the proposal to approve a new 2013 Employee Stock Purchase Plan was approved.

5.	Approval of the 2012 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
15,177,201	852,582	234,148	10,786,552

Pursuant to the foregoing votes, the 2012 compensation of the Company’s named executive officers was approved.

6.	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the current year ending December 31, 2013.

For	Against	Abstain	Broker Non-Votes
26,400,752	492,109	157,622	—

Pursuant to the foregoing votes, the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was ratified.

Item 8.01 Other Events.

In connection with the completion of the Reincorporation and by operation of Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s shares of Delaware common stock are deemed registered under Section 12(b) of the Exchange Act and Sarepta Delaware has succeeded to Sarepta Oregon’s attributes as the registrant with respect thereto.

Item 9.01 Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated June 6, 2013 between Sarepta Therapeutics, Inc., a Delaware corporation, and Sarepta Therapeutics, Inc., an Oregon corporation.

3.1	Amended and Restated Certificate of Incorporation of Sarepta Therapeutics, Inc., a Delaware corporation.

3.2	Bylaws of Sarepta Therapeutics, Inc., a Delaware corporation.

4.1	Form of Common Stock Certificate of Sarepta Therapeutics, Inc., a Delaware corporation.

10.1	Amended and Restated 2011 Equity Incentive Plan.

10.2	2013 Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sarepta Therapeutics, Inc.

By:	/s/ David Tyronne Howton
David Tyronne Howton
Senior Vice President, General Counsel and Corporate Secretary

Date: June 6, 2013

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated June 6, 2013 between Sarepta Therapeutics, Inc., a Delaware corporation, and Sarepta Therapeutics, Inc., an Oregon corporation.

3.1	Amended and Restated Certificate of Incorporation of Sarepta Therapeutics, Inc., a Delaware corporation.

3.2	Bylaws of Sarepta Therapeutics, Inc., a Delaware Corporation

4.1	Form of Common Stock Share Certificate of Sarepta Therapeutics, Inc., a Delaware corporation.

10.1	Amended and Restated 2011 Equity Incentive Plan.

10.2	2013 Employee Stock Purchase Plan.